EXHIBIT 99

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Pool Summary
--------------------------------------------------------------------------------
Number of Loans: 1036
Current Balance: $116,261,008.61
Average Loan Balance: $112,221.05
Minimum Balance: $11,700.00
Maximum Balance: $620,500.00
WA Net WAC: 5.3486%
WA Original Term: 179
WA Seasoning: 2
WA Remaining Term: 177
WA OLTV: 63.36%
NON-ZERO WA Servicing: 0.2500%
NON-ZERO WA FICO: 729
NON-ZERO WA DTI: 19.77%
% LTV > 80%: 2.41%
Lien Position - First: 100.00%
Loans with Prepay Penalties: 0.00%
LPMI Loans: 0.00%
LPMI Count: 0
Latest Stated Maturity: 20180601
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance           # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
or less $100,000.                 573        $38,690,376                  33.28%
$100,001. - $150,000.             259         31,729,630                   27.29
$150,001. - $200,000.             103         18,063,474                   15.54
$200,001. - $250,000.              46         10,191,454                    8.77
$250,001. - $300,000.              26          7,220,831                    6.21
$300,001. - $350,000.              21          6,784,843                    5.84
$350,001. - $400,000.               2            736,900                    0.63
$400,001. - $450,000.               3          1,288,000                    1.11
$450,001. - $500,000.               2            935,000                    0.80
$600,001. - $650,000.               1            620,500                    0.53
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum: 11,700.00
Maximum: 620,500.00
Average Original Bal: 112,273.37
Count: 1,036.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 1 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Weighted Average Coupon    # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
4.126% - 4.250%                     1       $    125,000                   0.11%
4.376% - 4.500%                     3            474,000                   0.41
4.501% - 4.625%                     2            270,000                   0.23
4.626% - 4.750%                     5            678,375                   0.58
4.751% - 4.875%                    28          3,599,689                   3.10
4.876% - 5.000%                    79          9,322,647                   8.02
5.001% - 5.125%                    55          6,714,055                   5.77
5.126% - 5.250%                    63          7,478,713                   6.43
5.251% - 5.375%                   111         12,676,709                  10.90
5.376% - 5.500%                   141         15,735,281                  13.53
5.501% - 5.625%                   103         12,014,397                  10.33
5.626% - 5.750%                    93         10,367,057                   8.92
5.751% - 5.875%                   142         14,761,970                  12.70
5.876% - 6.000%                    73          8,364,496                   7.19
6.001% - 6.125%                    26          3,063,615                   2.64
6.126% - 6.250%                    37          3,935,459                   3.39
6.251% - 6.375%                    23          2,281,500                   1.96
6.376% - 6.500%                    21          2,390,882                   2.06
6.501% - 6.625%                    11            816,860                   0.70
6.626% - 6.750%                     8            514,785                   0.44
6.751% - 6.875%                     5            352,220                   0.30
6.876% - 7.000%                     2            108,750                   0.09
7.001% - 7.125%                     2            106,000                   0.09
7.876% - 8.000%                     2            108,550                   0.09
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum: 4.2500%
Maximum: 8.0000%
Weighted Average: 5.5986%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 2 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Loan To Value Ratio        # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
50.00% 50.000%                    223       $ 26,035,817                  22.39%
50.001% - 55.000%                  49          6,407,792                   5.51
55.001% - 60.000%                  70          7,880,662                   6.78
60.001% - 65.000%                  85          9,767,888                   8.40
65.001% - 70.000%                 145         17,643,865                  15.18
70.001% - 75.000%                 196         22,233,348                  19.12
75.001% - 80.000%                 229         23,488,937                  20.20
80.001% - 85.000%                  14          1,029,250                   0.89
85.001% - 90.000%                  24          1,667,699                   1.43
90.001% - 95.000%                   1            105,750                   0.09
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum: 5.4300
Maximum: 90.3800
Weighted Average: 63.3604
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type              # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Single Family                     668       $ 64,520,288.                 55.50%
Two-to Four Family                263         40,200,090.                 34.58
Condominium                        78          8,123,940.                  6.99
Town House                         21          2,370,700.                  2.04
Condo > 5 Floors                    5            967,591.                  0.83
Mfctrd Housing                      1             78,400.                  0.07
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009.                100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose               # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Rate/Term Refinance               511       $ 56,032,439                  48.20%
Cash Out Refinance                411         48,078,345                  41.35
Purchase                          114         12,150,225                  10.45
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Owner Occupancy Status     # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Investor                         1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 3 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Remaining Term to
 Maturity                  # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
118                                 1       $     77,511                   0.07%
119                                11          1,126,553                   0.97
120                                 1            106,700                   0.09
143                                 1             62,491                   0.05
168                                 1             96,850                   0.08
169                                14          1,271,700                   1.09
170                                24          2,627,890                   2.26
171                                 2            179,500                   0.15
172                                 6            632,700                   0.54
173                                28          2,953,907                   2.54
174                                23          2,961,210                   2.55
175                                34          3,911,727                   3.36
176                                56          6,857,580                   5.90
177                                46          5,828,570                   5.01
178                               100         11,074,414                   9.53
179                               640         71,493,755                  61.49
180                                48          4,997,951                   4.30
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum: 118.00
Maximum: 180.00
Weighted Average: 177.19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 4 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration   # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
California                        248       $ 37,084,274                  31.90%
Texas                             101          7,720,358                   6.64
New York                           35          5,505,248                   4.74
Oregon                             46          4,955,342                   4.26
Washington                         47          4,837,909                   4.16
Colorado                           38          4,720,812                   4.06
Florida                            42          4,271,613                   3.67
New Jersey                         27          3,945,569                   3.39
Minnesota                          33          3,765,883                   3.24
Massachusetts                      16          3,026,150                   2.60
Virginia                           23          2,712,124                   2.33
Maryland                           23          2,486,483                   2.14
Illinois                           21          2,338,285                   2.01
Georgia                            28          2,183,625                   1.88
Wisconsin                          17          2,178,676                   1.87
North Carolina                     28          2,142,955                   1.84
Arizona                            22          1,940,515                   1.67
Utah                               17          1,912,178                   1.64
Missouri                           19          1,871,069                   1.61
Pennsylvania                       26          1,711,670                   1.47
Ohio                               15          1,590,364                   1.37
Nevada                             14          1,401,721                   1.21
Michigan                           15          1,385,900                   1.19
Alaska                              9          1,013,965                   0.87
Kansas                             10            878,410                   0.76
South Carolina                      9            749,086                   0.64
Idaho                              12            748,843                   0.64
South Dakota                        8            719,675                   0.62
Arkansas                            9            640,870                   0.55
Indiana                             8            578,750                   0.50
Tennessee                           5            530,500                   0.46
Montana                             5            515,430                   0.44
Connecticut                         5            450,671                   0.39
New Mexico                          4            369,000                   0.32
Oklahoma                            6            365,450                   0.31
Rhode Island                        4            364,750                   0.31
Wyoming                             5            341,725                   0.29
Kentucky                            6            337,520                   0.29
Nebraska                            4            255,315                   0.22
Maine                               3            236,600                   0.20
Vermont                             2            224,000                   0.19
North Dakota                        3            203,560                   0.18
Alabama                             4            191,825                   0.16
District of Columbia                3            178,615                   0.15
--------------------------------------------------------------------------------
Continued...
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 5 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
....continued
--------------------------------------------------------------------------------
Geographic Concentration   # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Hawaii                              2            167,500                   0.14
Iowa                                4            142,430                   0.12
Mississippi                         1            136,850                   0.12
Delaware                            2            122,544                   0.11
Louisiana                           2            108,400                   0.09
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type              # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Full/Alternative                  968       $105,609,413                  90.84%
Streamlined                        65         10,053,003                   8.65
No Doc                              3            598,594                   0.51
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Not Available 0                    35       $  2,591,414                   2.23%
551 - 600                           6            452,259                   0.39
601 - 650                          63          7,156,981                   6.16
651 - 700                         218         23,617,930                  20.31
701 - 750                         317         37,052,986                  31.87
751 - 800                         372         43,027,817                  37.01
801 - 850                          25          2,361,622                   2.03
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum (not less than 100): 577
Maximum: 814
Weighted Average: 729
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ZIP CODE                   # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
94702                               2       $    785,000                   0.68%
33040                               3            728,000                   0.63
92648                               2            677,456                   0.58
84060                               3            643,237                   0.55
92672                               1            620,500                   0.53
Other                            1025        112,806,815                  97.03
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 6 of 7

                        Collateral Stratification Report
                                  MALT 03-5 G7
================================================================================


--------------------------------------------------------------------------------
Originator                 # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
Citicorp                          153       $ 19,360,859                  16.65%
Wells Fargo Bank                  883         96,900,150                  83.35
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Servicers                      count           UPB         %   Min Servicing   Max Servicing   WA Servicing   Wa Total Deduction
--------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Bank                 883    96,900,150    83.35%         0.2500%         0.2500%        0.2500%              0.2500%
CT                               153    19,360,859    16.65          0.2500          0.2500         0.2500               0.2500
--------------------------------------------------------------------------------------------------------------------------------
Total:                         1,036   116,261,009   100.00%         0.2500%         0.2500%        0.2500%              0.2500%
--------------------------------------------------------------------------------------------------------------------------------


Seller
Minimum: 11,700.00
Maximum: 620,500.00
Average: 112,221.05
Weighted Average: 155,544.35
Count: 1,036.


--------------------------------------------------------------------------------
Seasoning                  # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
<= 0                               49       $  5,104,651                   4.39%
1 - 3                             799         89,663,294                  77.12
4 - 6                             113         13,730,516                  11.81
7 - 12                             75          7,762,547                   6.68
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Minimum: 0.00
Maximum: 12.00
Average: 2.12
Weighted Average: 2.12
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag               # of Loans  Aggregate Balance  % of Aggregate Balance
--------------------------------------------------------------------------------
No                               1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------
Total:                           1036       $116,261,009                 100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
                               Jun 10, 2003 10:41                    Page 7 of 7